UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2013

AMERICAN MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1614 15th Street, Suite 300 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (720) 457-6060
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 15, 2013, American Midstream Partners, LP, a Delaware limited partnership (the “Partnership”) entered into a Contribution Agreement with High Point Infrastructure Partners, LLC ("HPIP"), pursuant to which HPIP contributed to the Partnership 100% of the limited liability company interests in High Point Gas Transmission, LLC and High Point Gas Gathering, LLC, subsidiaries that own midstream assets located in southern and offshore Louisiana (the "High Point System") and $15 million in cash in exchange for 5,142,857 newly issued Series A Convertible Preferred Units in the Partnership.

On July 2, 2012, the Partnership completed its acquisition of an 87.4% undivided interest in the Chatom Gas Plant and related assets located in Washington County, Alabama (“Chatom System”).

This Amendment amends Item 9.01 of the Current Report on Form 8-K of the Partnership filed with the Securities and Exchange Commission on June 28, 2013, to provide the pro forma financial statement information required by Item 9.01 of Form 8-K which updates previously filed pro forma condensed consolidated financial statements of the Partnership which are incorporated by reference into other filings.

Item 9.01 Financial Statements and Exhibits

(a) Pro Forma Financial Information.

The Partnership’s unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2013 and the year ended December 31, 2012 and the related notes thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Exhibits.

See “Index to Exhibits” attached to this Current Report on Form 8-K/A, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP

	By:	American Midstream GP, LLC,
its General Partner

Date: October 1, 2013	By:	/s/ Daniel C. Campbell
	Name:	Daniel C. Campbell
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number		Description

3.1	*	Third Amended and Restated Agreement of Limited Partnership of American Midstream Partners, LP.
3.2	*	Second Amended and Restated Limited Liability Company Agreement of American Midstream GP, LLC.
10.1	*
Contribution Agreement, dated as of April 15, 2013, by and between American Midstream Partners, LP and High Point Infrastructure Partners, LLC.Contribution Agreement, dated as of April 15, 2013, by and between American Midstream Partners, LP and High Point Infrastructure Partners, LLC.

10.2	*
Fourth Amendment to Credit Agreement, dated as of April 15, 2013, by and among American Midstream, LLC, American Midstream Partners, LP, Bank of America, N.A., as administrative agent, and the Lenders Party thereto.

23.1	*	Consent of UHY LLP.
99.1	*	Press Release dated April 16, 2013.
99.2	*
Unaudited Combined Balance Sheet as of March 31, 2013, Unaudited Combined Statements of Income, Statement of Changes in Parent's Equity and Statements of Cash Flows for the three months ended March 31, 2013 and 2012. Audited Combined Balance Sheets as of the December 31, 2012 and 2011 and Audited Combined Statements of Operations, Statement of Changes in Parent's Equity, and Statements of Cash Flows for the years ended December 31, 2012 and 2011 of the High Point System, and related notes thereto and Report of Independent Auditor's Report related thereto with respect to audited combined financial statements.

99.3		Partnership's Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2013 and the year ended December 31, 2012 and the related notes thereto.

*	Previously filed